Exhibit 99.1

NOVATEL WIRELESS ANNOUNCES FOURTH QUARTER AND FY2007 RESULTS

Revenues Increase 97% in 2007 and 53% in Q4

GAAP Net Income Reaches $1.19 per Diluted Share in 2007; More than Triples in

Q4 Y-Y to $0.34 per Diluted Share

SAN DIEGO, CA—February 20, 2008—Novatel Wireless, Inc. (Nasdaq: NVTL), a leading provider of wireless broadband access solutions, today announced financial results for the fourth quarter and year ended December 31, 2007. Novatel Wireless reported fourth quarter revenue increased 53% to $118 million compared to the fourth quarter ended December 31, 2006. Net income on a generally accepted accounting principles (GAAP) basis increased to $11.1 million or $0.34 per diluted share, compared to GAAP net income of $2.6 million or $0.09 per diluted share in the prior year period. GAAP net income includes $2.0 million in stock-based compensation expenses, net of income tax. Excluding these charges, non-GAAP net income was $13.1 million or $0.40 per diluted share, compared to non-GAAP net income of $4.4 million or $0.14 per diluted share for the prior year period.

For the full year, the Company reported revenue of $430 million, GAAP net income of $38.4 million or $1.19 per diluted share, and non-GAAP net income of $45.3 million or $1.40 per diluted share.

“Novatel Wireless delivered outstanding 2007 results with 97% revenue growth year over year, and record order growth driven by our industry-leading USB products,” said Peter Leparulo, executive chairman of Novatel Wireless. “Our ability to bring highly innovative products to market well ahead of our competitors has been key to our success. During the year, we introduced seven new products, including two generations of USB products, and made significant progress on our goal to steadily increase our product momentum throughout EMEA. As we enter 2008, our innovation pipeline is in excellent shape, we are focused on profitable growth, and we will continue to execute on our long-term diversification strategy. During 2007, cash and investments increased by $69 million and our balance sheet is strong with $153 million in cash and investments, or $4.61 per diluted share, with no debt.”

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Novatel Wireless Announces Fourth Quarter and 2007 Results	Page 2 of 10

Financial Results Summary (Unaudited)

Q4 GAAP	Q4 2007	Q4 2006
Revenue	$118.0M	$77.0M
Gross Margin	29.9%	26.6%
OpEx (% of Rev)	17.3%	23.3%
Income Taxes*	$5.4M	$1.1M
Net Income	$11.1M	$2.6M
EPS - Diluted	$0.34	$0.09

Q4 Non-GAAP	Q4 2007	Q4 2006
Income Taxes*	$6.2M	$1.9M
Net Income	$13.1M	$4.4M
EPS - Diluted	$0.40	$0.14

FY GAAP	2007	2006
Revenue	$429.9M	$218.0M
Gross Margin	30.4%	25.3%
OpEx (% of Rev)	17.9%	28.3%
Income Taxes*	$21.6M	($2.7M )
Net Income	$38.4M	$443,000
EPS - Diluted	$1.19	$0.01

FY Non-GAAP	2007	2006
Income Taxes*	$24.1M	($99,000)
Net Income	$45.3M	$7.8M
EPS - Diluted	$1.40	$0.26

A full reconciliation from GAAP to Non-GAAP Net Income can be found on page 10.

*	The Company is in the process of finalizing its tax provision and these amounts may change.

Novatel Wireless Announces Fourth Quarter and 2007 Results	Page 3 of 10

2007 Business Highlights

•	Delivered award-winning, patent-pending small form factor second generation USB products for worldwide markets, based on CDMA EV-DO Rev A and HSDPA/HSUPA.

•	Shipped industry’s first and smallest 2-in-1 Mobile Broadband second generation USB device for worldwide markets, based on CDMA EV-DO Rev A.

•

Introduced a family of HSDPA/HSUPA products, including the world’s first HSUPA Express mini card embedded modules and another patent-pending module with an integrated SIM. These products feature advanced wireless functionalities including antennae diversity, advanced receiver technology, increased bandwidth and throughput performance up to 7.2 Mbps, as well as location-based GPS functionality.

•	Strengthened intellectual property position with two issued and 12 new patent applications, bringing the total portfolio to 34 issued U.S. and international patents.

•	Increased momentum in embedded products with approximately 45 platforms now supported with leading PC and device manufacturers worldwide.

•

Launched strategic initiative to deliver mobile computing applications and services, including Location Based Services, enhanced wireless notebook capabilities, computer asset tracking, and IP-based voice and multimedia applications.

Novatel Wireless Announces Fourth Quarter and 2007 Results	Page 4 of 10

•	Delivered first-to-market CDMA EV-DO Rev. A PC/Express cards and first generation USB products to major North American carriers.

First Quarter 2008 Outlook

The following statements are forward-looking and actual results may differ materially. Please see the section titled, “Cautionary Note Regarding Forward-Looking Statements” at the end of this press release for a description of risks. Please see the Company’s quarterly and annual reports on file with the Securities and Exchange Commission (SEC) for a more detailed description of risk factors.

The following table summarizes the Company’s financial guidance for the first quarter of 2008, which is based on the Company’s current business outlook as of the date of this press release. Revenue and earnings guidance for the first quarter of 2008 include expectations of strong demand for the Company’s products, particularly its USB products, as well as assumptions about industry wide supply constraints on certain components. Non-GAAP earnings per diluted share are based on a projected tax rate of 36% and exclude FAS 123R share-based compensation expenses.

First Quarter 2008
Revenue (in millions)	$110
GAAP Earnings Per Share, Diluted	$0.22
Adjustment:
Share-based compensation expense, net of income taxes	$0.05

Non-GAAP Earnings Per Share, Diluted	$0.27

Conference Call

The Company will host a live conference call for equity analysts and investors today to discuss its quarterly results at 4:30 p.m. ET. The conference call will be webcast live on the Novatel Wireless website at www.novatelwireless.com, under the “Investor Relations” section. Following the live webcast, an archived version will be available on the Novatel Wireless website. A telephonic replay of the conference call will also be available approximately two hours after the call and will be accessible for two business days. To hear the replay, parties in the United States and Canada should call 800-218-0530 and enter pass code 11107528. International parties should call 303-275-2170 and enter pass code 11107528.

Novatel Wireless Announces Fourth Quarter and 2007 Results	Page 5 of 10

About Novatel Wireless

Novatel Wireless, Inc. is revolutionizing wireless communications. The Company is a leader in the design and development of innovative wireless broadband access solutions based on 3G WCDMA (HSDPA & UMTS), CDMA and GSM technologies. Novatel Wireless’ MerlinTM PC Cards and ExpressCards, Expedite® Embedded Modules, MobiLinkTM Communications Software Suite, OvationTM Fixed Mobile Convergence Products and ConversaTM Software Suite enable high-speed wireless Internet access. The company delivers innovative 3G solutions to operators, distributors and vertical markets worldwide. Headquartered in San Diego, California, Novatel Wireless is listed on NASDAQ: NVTL. For more information please visit www.novatelwireless.com. (NVTLG)

Cautionary Note Regarding Forward-Looking Statements

Some of the information presented in this release constitutes forward-looking statements based on management’s current expectations, assumptions, estimates and projections. In this context, forward-looking statements often address expected future business and financial performance and often contain words such as “may,” “estimate,” “anticipate,” “believe,” “expect,” “intend,” “plan,” “project,” “will” and similar words and phrases indicating future results. Forward-looking statements, including without limitation, the information above under “Fourth Quarter 2007 Outlook”, involve risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. The Company therefore cannot guarantee future results, performance or achievements.

Factors that could cause actual results to differ materially from Novatel Wireless’ expectations are set forth as risk factors in the Company’s SEC reports and filings and include, without limitation, (1) the future demand for wireless broadband access to data, (2) the future growth of wireless wide-area networking, (3) changes in commercially adopted wireless transmission standards and technologies, (4) continued acceptance of the Company’s current products and market demand for the Company’s anticipated new product offerings in 2008, (5) increased competition and pricing pressure from current or new wireless market participants, (6) dependence on third party manufacturers in Asia and key component suppliers worldwide, (7) unexpected liabilities or expenses, (8) the Company’s ability to introduce new products in a timely manner, (9) litigation, regulatory and IP developments related to our products or component parts of our products, (10) dependence on a small number of customers, (11) the effect of changes in accounting standards and in aspects of our critical accounting policies and (12) the Company’s plans and expectations relating to strategic relationships, international expansion, software and hardware developments, personnel matters and cost containment initiatives.

These factors, as well as other factors detailed from time to time in the Company’s SEC reports and filings (available at www.sec.gov), could cause actual results to differ materially. Novatel Wireless assumes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as otherwise required pursuant to applicable law and our on-going reporting obligations under the Securities Exchange Act of 1934, as amended.

Novatel Wireless Announces Fourth Quarter and 2007 Results	Page 6 of 10

Non-GAAP Financial Measures; GAAP EPS

Novatel Wireless has provided in this release financial information that has not been prepared in accordance with GAAP. Non-GAAP net income and diluted earnings per share exclude share-based compensation expenses, net of income taxes. Non-GAAP net income and diluted earnings per share assume a tax rate which management believes reflects its long-term effective tax rate. Novatel Wireless uses these non-GAAP financial measures internally in analyzing its financial results and making operating decisions and believes they are useful to investors, as a supplement to GAAP measures, in evaluating ongoing operating results and trends and in comparing its financial measures with other companies in Novatel Wireless’ industry, many of which present similar non-GAAP financial measures to investors.

Non-GAAP net income and diluted earnings per share are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. These non-GAAP financial measures are not intended to be used in isolation and, moreover, they should not be considered as a substitute for net income and diluted earnings per share or any other performance measure determined in accordance with GAAP. We present non-GAAP net income and diluted earnings per share because we consider each to be an important supplemental measure of our performance.

Management uses these non-GAAP financial measures to make operational decisions, evaluate the Company’s performance, prepare forecasts and determine compensation. Further, management believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing the Company’s performance when planning, forecasting and analyzing future periods. The share-based compensation expenses are expected to vary depending on the number of new grants issued to both current and new employees, and changes in the Company’s stock price, stock market volatility, expected option life and risk-free interest rates, all of which are difficult to estimate. In calculating non-GAAP net income and diluted earnings per share, management excludes share-based compensation expenses to facilitate its review of the comparability of the Company’s operating performance on a period-to-period basis because such expenses are not, in management’s review, related to the Company’s ongoing operating performance. Management uses this view of its operating performance for purposes of comparison with its business plan and individual operating budgets and allocation of resources.

We further believe that these non-GAAP financial measures are useful to investors in providing greater transparency to the information used by management in its operational decision making. We believe that the use of non-GAAP net income and diluted earnings per share also facilitates a comparison of Novatel Wireless’s underlying operating performance with that of other companies in our industry, which use similar non-GAAP financial measures to supplement their GAAP results.

Calculating non-GAAP net income and diluted earnings per share have limitations as an analytical tool, and you should not consider these measures in isolation or as substitutes for GAAP net income and diluted earnings per share. In the future, we expect to continue to incur expenses similar to the non-GAAP adjustments described above, and exclusion of these items in the presentation of our non-GAAP financial measures should not be construed as an inference that these costs are unusual, infrequent or non-recurring. Investors and potential investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool.

Novatel Wireless Announces Fourth Quarter and 2007 Results	Page 7 of 10

Some of the limitations in relying on non-GAAP net income and diluted earnings per share are:

•	Other companies, including other companies in our industry, may calculate non-GAAP net income and diluted earnings per share differently than we do, limiting their usefulness as a comparative tool.

•

The Company’s income tax expense will be ultimately based on its GAAP taxable income and actual tax rates in effect, which may differ significantly from the effective tax rate used in our non-GAAP financial measures.

In addition, the adjustments to our GAAP financial measures reflect the exclusion of share-based compensation expenses that are recurring and will be reflected in the Company’s financial results for the foreseeable future. The Company compensates for these limitations by providing specific information regarding the GAAP amount excluded from the non-GAAP financial measures. The Company further compensates for the limitations of our use of non-GAAP financial measures by presenting comparable GAAP measures more prominently. The Company evaluates the non-GAAP financial measures together with the most directly comparable GAAP financial measures.

Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures contained within this press release with our GAAP net income and diluted earnings per share. For more information, see the consolidated statements of income and the “Reconciliation of GAAP Net Income to Non-GAAP Net Income” contained in this press release.

©2007 Novatel Wireless. All rights reserved. The Novatel Wireless logo, Merlin, Expedite, MobiLink, Ovation and Conversa are trademarks of Novatel Wireless, Inc. Other product or service names mentioned herein are the trademarks of their respective owners.

For more information, contact:

Contacts:

Julie Cunningham

Vice President, IR & Communications

(858) 431-3711

ir@nvtl.com

or

Mike Bishop

The Blueshirt Group

(415) 217-4968

mike@blueshirtgroup.com

Novatel Wireless Announces Fourth Quarter and 2007 Results	Page 8 of 10

NOVATEL WIRELESS, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	As of
	December 31, 2007	December 31, 2006
ASSETS
Current Assets:
Cash and cash equivalents	$84,600	$34,612
Marketable securities	68,412	48,071
Accounts receivable, net	71,943	47,774
Inventories	25,876	25,662
Deferred tax assets, net	8,716	5,931
Prepaid expenses and other	3,874	3,344

Total current assets	263,421	165,394
Property and equipment, net	22,151	15,501
Marketable securities	—	1,479
Intangible assets, net	1,535	2,411
Deferred tax assets, net	7,820	6,630
Other assets	315	230

	$295,242	$191,645

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$38,547	$39,346
Accrued expenses	39,412	18,063

Total current liabilities	77,959	57,409
Capital lease obligations, long-term	362	—

Total liabilities	78,321	57,409
Stockholders' equity:
Common stock	33	30
Additional paid-in capital	400,344	356,138
Accumulated other comprehensive loss	65	(31)
Accumulated deficit	(183,521)	(221,901)

Total stockholders' equity	216,921	134,236

	$295,242	$191,645

Novatel Wireless Announces Fourth Quarter and 2007 Results	Page 9 of 10

NOVATEL WIRELESS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2007	2006	2007	2006
Revenue	$118,012	$77,016	$429,903	$217,972
Cost of revenue	82,748	56,567	299,014	162,749

Gross margin	35,264	20,449	130,889	55,223

Operating costs and expenses:
Research and development	8,889	8,768	37,511	31,317
Sales and marketing	5,339	4,249	20,889	14,168
General and administrative	6,134	4,891	18,600	16,306

Total operating costs and expenses	20,362	17,908	77,000	61,791

Operating income (loss)	14,902	2,541	53,889	(6,568)
Other income (expense):
Interest income and expense, net	1,634	982	5,592	2,898
Other income (expense), net	(31)	177	479	1,407

Income (loss) before income taxes	16,505	3,700	59,960	(2,263)
Provision (benefit) for income taxes	5,387	1,111	21,580	(2,706)

Net income	$11,118	$2,589	$38,380	$443

Per share data:
Net income per share:
Basic	$0.34	$0.09	$1.22	$0.01
Diluted	$0.34	$0.09	$1.19	$0.01
Weighted average shares used in computation of Net income per share:
Basic	32,520	29,723	31,389	29,580
Diluted	33,168	30,224	32,313	30,058

Novatel Wireless Announces Fourth Quarter and 2007 Results	Page 10 of 10

Reconciliation of GAAP Net Income to Non-GAAP Net Income

Three Months Ended December 31, 2007

(in thousands, except per share data)

	Net Income	Earnings Per Share, Diluted
GAAP	$11,118	$0.34
Adjustment:
Stock-based compensation expense, net of income taxes	2,023	0.06

Non-GAAP	$13,141	$0.40

Reconciliation of GAAP Net Income to Non-GAAP Net Income

Twelve Months Ended December 31, 2007

(in thousands, except per share data)

	Net Income	Earnings Per Share, Diluted
GAAP	$38,380	$1.19
Adjustment:
Stock-based compensation expense, net of income taxes	6,873	0.21

Non-GAAP	$45,253	$1.40